                                                                   Exhibit 3.3

                            ARTICLES OF INCORPORATION
                                       OF
                       DALTON MALLEABLE CASTINGS COMPANY.

      We the undersigned subscribers by virtue of and pursuant to the manufacturing and mining laws of the State of Indiana and the several amendments thereof, have and do hereby associate ourselves together to form and thereafter by our successors, associates and assigns to be and perform the duties of a corporation and to that end we have made and acknowledged the following written articles of incorporation:

                                   ARTICLE 1.

      The names and addresses of the incorporators are as follows: Donald J. Walton, Warsaw, Indiana, Theodore C. Frazer, Warsaw, Indiana, William D. Frazer, Warsaw, Indiana, Jessie S. Dalton, Warsaw, Indiana and J. Edward Headley, Warsaw, Indiana.

                                   ARTICLE II.

      The name of this corporation shall be DALTON MALLEABLE CASTINGS COMPANY.

                                  ARTICLE III.

      The business to be done by this corporation shall consist of producing, manufacturing, buying and selling any kind of metal, wood or other material or combinations of material, any and all kinds of castings, implements, tools, fixtures, machinery and other articles of commerce ordinarily made in a foundry, machine shop or factory producing engineering and hardware specialities, tools and automobile accessories.

                                   ARTICLE IV.

      The amount of the capital stock of this corporation shall be three hundred fifty thousand dollars ($350,000.00) which shall be divided into three thousand five hundred (3500)shares of one hundred dollars ($100.00) each of which two thousand five hundred (2500) shares shall be designated as common stock and the remaining one thousand (1000) shares shall be designated as preferred stock and shall be issued at such times and in such amounts and shall bear such rate of dividends and be redeemable at such times as the Board of Directors may by resolution from time to time prescribe. The price per share at which the common stock is to be sold is one hundred dollars ($100.00) per share, and the price at which two hundred fifty shares of the preferred stock are to be sold is ninety-five dollars ($95.00) per share and the remaining shares of said preferred stock are to be sold at par value.

                                   ARTICLE V.

      The principal office and place of business of this corporation shall be located in Kosciusko County, Indiana and the post office address shall be Warsaw, Indiana.

                                   ARTICLE VI.

      The number of directors of this corporation shall be five (5) and the names of the directors who shall manage its affairs until its first annual meeting are as follows: Donald J. Dalton, Theodore C. Frazer, William D. Frazer, Jessie S. Dalton and J. Edward Headley.

                                  ARTICLE VII.

      The term of existence of this corporation shall be fifty (50) years.

                                  ARTICLE VIII.

      The annual meeting of the stockholders of this corporation shall be held at the principal office or place of business at Warsaw, Kosciusko County, Indiana on the 4th Monday of the month of July, 1923 at the hour of 1:30 o'clock P.M.

                                   ARTICLE IX.

      The seal of this corporation shall be a plain circular disk having engraved thereon near the outer edge the words "DALTON MALLEABLE CASTINGS COMPANY" and the word "SEAL" across the center of said disk.

      IN WITNESS WHEREOF, we the undersigned subscribers and incorporators have hereunto this 21st day of February, 1923 set our hands and seals.

/s/ Donald J. Dalton            (SEAL)   /s/ William D. Frazer      (SEAL)
--------------------            (SEAL)   /s/ Jessie S. Dalton       (SEAL)
/s/ Theodore C. Frazer                   /s/ J. Edward Headley      (SEAL)

State of Indiana, Kosciusko County, ss:

      Before me, the undersigned, a Notary Public in and for said County and state this 21st day of February, 1923, personally appeared Donald J. Dalton, Theodore C. Frazer, William D. Frazer, Jessie S. Dalton and J. Edward Headley and each acknowledged the execution in triplicate the foregoing articles of incorporation of the Dalton Malleable Castings Company, as their free act and deed.

      Witness my hand and notarial seal.

                                                    /s/ Georgia Easterday
                                            ------------------------------------
                                            Notary Public

My Commission Expires
September 22, 1924

STATE OF INDIANA,       )
                        ) SS:      AFFIDAVIT FOR CHANGE OF NAME.
KOSCIUSKO COUNTY.       )

      Donald J. Dalton and Theodore C. Frazer, respectively President and Secretary of The Dalton Foundries, Inc., certify and upon their oath swear that pursuant to a resolution unanimously adopted by the stockholders and directors of the Dalton Malleable Castings Company, providing for the change of the corporate name from the Dalton Malleable Castings Company to The Dalton Foundries, Inc., a petition was filed in the Kosciusko Circuit Court on the 3rd day of September, 1924, for change of the corporate name, and notice of the filing of the petition for change of the corporate name was published in the Warsaw Daily Times, a newspaper of general circulation, on September 4th, September 11th and September 18th, 1924, and that in accordance with said petition and notice, a decree was rendered in the Kosciusko Circuit Court on said petition, which decree is as follows, to-wit:

      "Comes now the Dalton Malleable Castings Company, a corporation organized under the laws of the State of Indiana, and presents its petition for change of the name of said corporation to The Dalton Foundries, Incorporated.

      And it appearing to the Court that notice of said application had been given by three weekly publications in the Warsaw Daily Times, a newspaper of general circulation, printed and published at Warsaw, in the County of Kosciusko, the last of which publications was made more than thirty days before the day set for hearing on said petition, and that good reason exists for changing the name of said corporation, as prayed for in said petition.

      It is, therefore, ordered and decreed by the Court that the name of said corporation be, and it hereby is, changed to The Dalton Foundries, Incorporated.

      It is further ordered that the petition pay the costs of this proceeding."

                                                    /s/ Donald J. Dalton
                                            ------------------------------------
                                                    /s/ Theodore C. Frazer
                                            ------------------------------------


      Subscribed and sworn to before me this 24th day of November, 1924.

My Commission expires                       /s/ Gertrude Norris
                                            ------------------------------

      Pleas and proceedings before the Honorable Lemuel W. Royse, Judge of the 54th Judicial Circuit Court of the State of Indiana and Ex-officio Judge of the Kosciusko Circuit Court at a regular term of said court begun, held and continued in the Court House in the City of Warsaw, commencing on Monday, September l, 1924.

      Be it remembered that on the 19th day of November,1924, the following proceedings were had to wit:

Petition of the Dalton Malleable  )
Casting Company to change its     )  NO. 16077
name.                             )

      Comes now the Dalton Malleable Casting Company, a corporation organized under the laws of the State of Indiana, and presents its petition for a change of the name of said corporation to The Dalton Foundries, Incorporated.

      And it appearing to the Court that notice of said application has been given by three weekly publications in the Warsaw Daily Times, a newspaper of general circulation, printed and published at Warsaw, in the County of Kosciusko, the last of which was made more than thirty days before the day set for hearing on said petition, and that good reason exists for changing the name of said corporation, as prayed for in said petition.

      It is, therefore, ordered and decreed by the court that the name of said Corporation be, and it is hereby changed to The Dalton Foundries, Incorporated.

      It is further ordered that the petitioner pay the costs of this proceeding. State of Indiana, Kosciusko County, SS:

      I, Russell H. Butler, Clerk of the Kosciusko Circuit Court within and for the county and State aforesaid, do hereby certify the above to be a full, true and complete copy of the original decree entered in said cause as the same appears of record in Orcer Book 75 at page 415 thereof, the same being the records of the Kosciusko Circuit Court of which I am the legal custodian.

      Witness my hand and the seal of said court at Warsaw, Indiana this 6th day of December, 1924.

                                    /s/ Russell A. Butler, Clerk
                                    ----------------------------
                                    Kosciusko Circuit Court.

STATE OF INDIANA,      )
                       ) SS:
KOSCIUSKO COUNTY.      )


      Donald J. Dalton and Theodore C. Frazer, being duly sworn upon their oath depose and say that they are respectively President and Secretary of the Board of Directors of the Dalton Malleable Castings Company, at Warsaw, Kosciusko County, Indiana, and that a special meeting of the Stockholders of the Dalton Malleable Castings Company was held at the office of the Company at Warsaw, Indiana, at two o'clock, P.M., on the 12th day of December, 1923, pursuant to notice that all of the holders of the common stock of the corporation were present, and executed waiver of notice of said meeting, and on motion duly made and seconded, the following resolution was unanimously carried and adopted:

      "Whereas, the volume of business of the Dalton Malleable Castings Company has since its organization been steadily increasing each month, and,

      Whereas , the prospects for the further increase in the volume of business for this company appears to be imminent, and,

      Whereas, the facilities, equipment, and building of said Dalton Malleable Castings Company are insufficient to manufacture sufficient goods to execute and fill all orders on its books and in prospect, and,

      Whereas, it is considered desirable to increase the facilities of the Dalton Malleable Castings Company for taking care of the volume of business that is offered to it by its patrons, and,

      Whereas, it is deemed expedient and desirable for the Dalton Malleable Castings Company to also manufacture gray iron castings, and produce metal novelties and specialties which it is not producing at the present time, and,

      Whereas, there is not sufficient funds in the Treasury of the Dalton Malleable Castings Company to facilitate increasing its equipment and buildings for producing additional malleable iron castings, gray iron castings and metal specialties, and,

      Whereas, it does not have sufficient unissued common stock to provide funds to increase its business as proposed,

      Therefore, be it resolved: That the common stock of the Dalton Malleable Castings Company be increased from Two Hundred Fifty Thousand Dollars ($250,000.00) to Three Hundred Fifty Thousand Dollars ($350,000.00), and that the President and Secretary of this corporation be authorized and directed to take such steps as may be necessary to comply with the Statutes of the State of Indiana, for the increase of said capital stock."

that following the meeting of said stockholders, a meeting of the Board of Directors of said corporation was held at the office of the Company, at Warsaw, Kosciusko County, Indiana, at 3:30 o'clock P.M., and all of the Directors of the Board of Directors were present, and each signed a waiver of the notice of said meeting; that said Directors were informed by the President of the corporation of the resolution that had been passed at the stockholders meeting, and upon motion duly made and seconded, the following resolution was unanimously carried and adopted:

      "Whereas, the volume of business of the Dalton Malleable Castings Company has since its organization been steadily increasing each month, and,

      Whereas , the prospects for the further increase in the volume of business for this company appears to be imminent, and,

      Whereas, the facilities, equipment, and building of said Dalton Malleable Castings Company are insufficient to manufacture sufficient goods to execute and fill all orders on its books and in prospect, and,

      Whereas, it is considered desirable to increase the facilities of the Dalton Malleable Castings Company for taking care of the volume of business that is offered to it by its patrons, and,

      Whereas, it is deemed expedient and desirable for the Dalton Malleable Castings Company to also manufacture gray iron castings, and produce metal novelties and specialties which it is not producing at the present time, and,

      Whereas, there is not sufficient funds in the Treasury of the Dalton Malleable Castings Company to facilitate increasing its equipment and buildings for producing additional malleable iron castings, gray iron castings and metal specialties, and,

      Whereas, it does not have sufficient unissued common stock to provide funds to increase its business as proposed,

      Therefore, be it resolved: That the common stock of the Dalton Malleable Castings Company be increased from Two Hundred Fifty Thousand Dollars, ($250,000.00) to Three Hundred Fifty Thousand Dollars, ($350,000.00) and that the President and Secretary of this corporation be authorized and directed to take such steps as may be necessary to comply with the Statutes of the State of Indiana, for the increase of said capital stock."

                                                    /s/ Donald J. Dalton
                                            ------------------------------------
                                                    /s/ Theodore C. Frazer
                                            ------------------------------------


      Subscribed and sworn to before me this 22nd day of December, 1923.

                                                    /s/ Georgia Easterday
                                            ------------------------------------
                                            Notary Public

My Commission expires

Sept. 22, 1924

                                STATE OF INDIANA

                               DEPARTMENT OF STATE

                      FRANK A. LENNING, Secretary of State

                                   -----------

               To All To Whom These Presents Shall Come, Greeting:

                                   -----------

  Frank A. Lenning, Secretary of State of the State of Indiana, hereby certify that the

                       THE DALTON FOUNDRIES, INCORPORATED

a corporation duly organized and existing under the laws of the State of Indiana, has this day filed in the office of the Secretary of State, a certificate in duplicate, showing an amendment to the articles of incorporation of said company.

      AMENDING ARTICLE IV: THE TOTAL NUMBER OF SHARES INTO WHICH THE AUTHORIZED CAPITAL STOCK OF THE CORPORATION IS DIVIDED IS 175,000 SHARES CONSISTING OF 175,000 SHARES WITH PAR VALUE OF TWO DOLLARS ($2) PER SHARE AND NO SHARES WITHOUT PAR VALUE AND ALL OR PART OF THE SHARES HEREAFTER SOLD BY THIS CORPORATION MAY BE SUBJECTED TO SUCH RESTRAINTS ON THE ALIENATION OF SUCH SHARES AS SHALL BE DETERMINED BY THE BOARD OF DIRECTORS. ALSO AMENDING ARTICLE VI.

      And I further certify that said certificate is now of record and on file in this office.

[SEAL] In Witness Whereof, I have hereunto set my hand and affixed the seal of the State of Indiana, at the City of Indianapolis, the 30th day of
                                         August, 19__.


                                         ---------------------------------------
                                         FRANK A. LENNING, Secretary of State

                                         By
                                           -------------------------------------
                                                                        , Deputy

                                   "ARTICLE VI

      Section 1. The number of the directors of this corporation shall be seven
(7).

      Section 2. Directors need not be shareholders of the corporation. A majority of the directors at any time shall be citizens of the United States."

                                 SUBDIVISION B

                          MANNER OF ADOPTION AND VOTE

                             1. ACTION BY DIRECTORS

      The Board of Directors of the Corporation, at a meeting thereof, duly called, constituted and held on July 22, 1957, at which a quorum of such Board of Directors was present, duly adopted a resolution proposing to the Shareholders of the Corporation entitled to vote in respect of The Amendments that the provisions and terms of Articles IV and VI of its Articles of Incorporation be amended so as to read as set forth in The Amendments; and called a meeting of such Shareholders, to be held August 21, 1957, to adopt or reject The Amendments.

                            2. ACTION BY SHAREHOLDERS

      The Shareholders of the Corporation entitled to vote in respect of The Amendments, at a meeting thereof, duly called, constituted and held on August 21, 1957, at which 2525 shares out of a total 2535 outstanding shares were present in person or by proxy, adopted The Amendments.

      The number of shares entitled to vote in respect of The Amendments, the number of shares voted in favor of the adoption of The Amendments, and the number of shares voted against such adoption are as follows: Total entitled to vote was 2525, of which 2525 voted in favor of the adoption of the Amendment and no shares voted against.

                     3. COMPLIANCE WITH LEGAL REQUIREMENTS

      The manner of the adoption of The Amendments, and the vote by which they were adopted, constitute full legal compliance with the provisions of the Act, the Articles of Incorporation, and the By-Laws of the Corporation.

                                 SUBDIVISION C

                 STATEMENT OF CHANGES MADE WITH RESPECT TO THE

                          SHARES HERETOFORE AUTHORIZED

      Number of common shares authorized increased from 3500 to 175,000 with par value reduced from $100 per shares to $2 per share, thereby maintaining the same aggregate dollar capitalization of common shares of $350,000.

      IN WITNESS WHEREOF, the undersigned officers execute these Articles of Amendment of the Articles of Incorporation of the Corporation, and certify to the truth of the facts herein stated, this -26 day of August, 1957.

                                              /s/ Charles H. Ker
                                              ----------------------------------
                                              (Written Signature)

                                              Charles H. Ker
                                              ----------------------------------
                                              (Printed Signature)

                                              The Dalton Foundries, Incorporated
                                              ----------------------------------
                                              (Name of Corporation)

                                              /s/ A.D. Bruce
                                              ----------------------------------
                                              (Written Signature)

                                              /s/ A.D. Bruce
                                              ----------------------------------
                                              (Printed Signature)

                                              The Dalton Foundries, Incorporated
                                              ----------------------------------
                                              (Name of Corporation)


STATE OF INDIANA     )
                     ) SS:
COUNTY OF KOSCIUSKO  )

      I, the undersigned, a Notary Public duly commissioned to take acknowledgments and administer oaths in the State of Indiana, certify that Charles H. Ker, the President, and A.D. Bruce, the Secretary of The Dalton Foundries, Incorporated, the officers executing the foregoing Articles of Amendment of Articles of Incorporation, personally appeared before me; acknowledged the execution thereof; and swore to the truth of the facts therein stated.

      WITNESS my hand and Notarial Seal this 26th day of August, 1957.

                                              /s/ Jesse E. Eschbach
                                              ----------------------------------
                                              (Written Signature)

                                              Jesse E. Eschbach
                                              ----------------------------------
                                              (Printed Signature)
                                              Notary Public
My commission expires

September 22, 1957

      IN WITNESS WHEREOF, the undersigned officers execute these Articles of Amendment of the Articles of Incorporation of the Corporation, and certify to the truth of the facts herein stated, this _________ day of May, 1968.

                                                              /s/ E.E. Paul
                                              ----------------------------------
                                              (Written Signature)

                                                       E.E. Paul
                                              ----------------------------------
                                              (Printed Signature)

                                              The Dalton Foundries, Incorporated
                                              ----------------------------------
                                              (Name of Corporation)

                                                       /s/ Robert L. Rasor
                                              ----------------------------------
                                              (Written Signature)

                                                       /s/ Robert L. Rasor
                                              ----------------------------------
                                              (Printed Signature)

                                              The Dalton Foundries, Incorporated
                                              ----------------------------------
                                              (Name of Corporation)


STATE OF INDIANA     )
                     ) SS:
COUNTY OF KOSCIUSKO  )

      I, the undersigned, a Notary Public duly commissioned to take acknowledgments and administer oaths in the State of Indiana, certify that E.E. Paul, the President, and Robert L. Rasor, the Secretary of The Dalton Foundries, Incorporated, the officers executing the foregoing Articles of Amendment of Articles of Incorporation, personally appeared before me; acknowledged the execution thereof; and swore to the truth of the facts therein stated.

      WITNESS my hand and Notarial Seal this 15th day of May, 1968.

                                              /s/ John J. Bruner
                                              ----------------------------------
                                              (Written Signature)

                                              John J. Bruner
                                              ----------------------------------
                                              (Printed Signature)
                                              Notary Public
My commission expires

September 29, 1972

This instrument was prepared by Robert L. Rasor.

                                STATE OF INDIANA

                        OFFICE OF THE SECRETARY OF STATE

                      FRANK A. LENNING, Secretary of State

To Whom These Presents Come, Greeting:

      Whereas, there has been presented to me at this office Articles of Acceptance in triplicate of THE DALTON FOUNDRIES, INCORPORATED under the reorganized corporate name of THE DALTON FOUNDRIES, INCORPORATED showing capital stock as follows:

      THE TOTAL NUMBER OF SHARES INTO WHICH THE AUTHORIZED CAPITAL STOCK OF THE CORPORATION IS DIVIDED IS 175,000 SHARES CONSISTING OF 175,000 SHARES WITH PAR VALUE OF TWO DOLLARS ($2) PER SHARE AND NO SHARES WITHOUT PAR VALUE AND ALL OR PART OF THE SHARES HEREAFTER SOLD BY THIS CORPORATION MAY BE SUBJECTED TO SUCH RESTRAINTS ON THE ALIENATION OF SUCH SHARES AS SHALL BE DETERMINED BY THE BOARD OF DIRECTORS.

      Said Articles of Acceptance having been prepared and signed in accordance with "An Act concerning domestic and foreign corporations for profit, providing penalties for the violation hereof, and repealing all laws or parts of laws in conflict herewith," approved March 16, 1929, and Acts supplemented thereto.

      Whereas, upon due examination, I find that they conform to law:

      Now, therefore, I hereby certify that I have this day endorsed my approval upon the triplicate copies of Articles so presented, and having received the fees required by law, in the sum of $13.00 have filed one copy of the Articles in this office and returned two copies bearing the endorsement of my approval to the Corporation.

[SEAL] In Witness Whereof, I have hereunto set my hand and affixed the seal of the State of Indiana, at the City of Indianapolis, the 13th
                                  day of     February    , 1958.
                                         ----------------


                                  ----------------------------------------------
                                  FRANK A. LENNING, Secretary of State
                                  By
                                    --------------------------------------------
                                                                        , Deputy

                             ARTICLES OF ACCEPTANCE

                                       OF

                       THE DALTON FOUNDRIES, INCORPORATED

      The undersigned officers of The Dalton Foundries, Incorporated (hereinafter referred to as the "Corporation"), desiring to give notice of corporate action effectuating acceptance by the Corporation of the provisions of The Indiana General Corporation Act, as amended (hereinafter referred to as the" Act"), certify the following facts:

                                 SUBDIVISION A

                                      NAME

      The name of the Corporation is The Dalton Foundries, Incorporated.

                                 SUBDIVISION B

                      PRINCIPAL OFFICE AND RESIDENT AGENT

      The post-office address of the principal office of the Corporation is corner of Lincoln and Jefferson Streets in the City of Warsaw, Indiana, and the name and post-office address of its Resident Agent in charge of such office are Charles H. Ker, 1202 E. Main Street, Warsaw, Indiana.

                                 SUBDIVISION C

                             DATE OF INCORPORATION

      The date of the incorporation of the Corporation is February 27, 1923.

                                 SUBDIVISION D

                         STATUTE UNDER WHICH ORGANIZED

      The Statute, under which the Corporation was organized, is Indiana Manufacturing and Mining Companies Act, 1 Revised Statutes of 1852 p 358, approved by the General Assembly of the State of Indiana effective May 3,1853, and various statutes amendatory thereof and supplementary thereto.

                                 SUBDIVISION E

                               ACCEPTANCE OF ACT

      The Corporation hereby accepts all of the terms and provisions of the Act.

                                 SUBDIVISION F

                            RESTATEMENT OF ARTICLES

      The Corporation hereby restates the provisions of its Articles of Incorporation as follows:

                                   ARTICLE I

      The names and addresses of the incorporators were as follows: Donald J. Dalton, Warsaw, Indiana; Theodore C. Frazer, Warsaw, Indiana; William D. Frazer, Warsaw, Indiana; Jessie S. Dalton, Warsaw, Indiana; and J. Edward Headly, Warsaw, Indiana. At the time of the incorporation of the corporation all of the incorporators were citizens of the United States.

                                   ARTICLE II

                                      Name

      The name of the corporation is The Dalton Foundries, Incorporated.

                                  ARTICLE III

                                    Purposes

      In furtherance and not in limitation of the powers conferred by law to engage in the production, manufacture, purchase and sale of any kind of article made of metal, wood or other material or combination of materials and to engage in and conduct the business of casting, manufacturing, machining and dealing in goods, wares and merchandise of every class and description and in furtherance of the purposes hereinbefore set out to do the same either alone or in association with other corporations, firms, partnerships or individuals including the right to be a partner in a general or limited partnership and to do every other act or acts and things necessary, convenient or expedient in carrying out the above purposes; provided that nothing herein contained shall be construed so as to authorize this corporation-to sell life insurance.

                                   ARTICLE IV

                            Amount of Capital Stock

      The total-number of shares into which the authorized capital stock of the corporation is divided is 175,000 shares consisting of 175,000 shares with par value of Two dollars ($2) per share and no shares without par value and all or part of the shares hereafter sold by this corporation may be subjected to such restraints on the alienation of such shares as shall be determined by the Board of Directors.

                                   ARTICLE V

                      Principal Office and Resident Agent

      The post office address of the principal office of the corporation is corner of Lincoln and Jefferson Streets, Warsaw, Indiana; and the name and post office address of its Resident Agent in charge of such office is Charles H. Ker, 1202 E. Main Street; Warsaw, Indiana.

                                   ARTICLE VI

                           Data Respecting Directors

      Section 1. The number of the directors of this corporation shall be seven
(7).

      Section 2. Directors need not be shareholders of the corporation. A majority of the directors at any time shall be citizens of the United States.

                                  ARTICLE VII

                               Term of Existence

      The period during which the corporation shall continue is perpetual.

                                  ARTICLE VIII

      The annual meeting of the shareholders of this corporation shall be held at the time and place as may be specified from time to time in the By-Laws of this corporation.

                                   ARTICLE IX

      The seal of this corporation shall be designated by the By-Laws of this corporation.

                                   ARTICLE X

      The Board of Directors of this corporation shall have full power to adopt a code of By-Laws for the regulation of the conduct of the affairs of this corporation not inconsistent with the provisions of these Articles and from time to time revoke, amend, repeal or otherwise alter such By-Laws in whole or in part without reference to the shareholders of the corporation.

                                 SUBDIVISION G

                          MANNER OF ADOPTION AND VOTE

                             1. Action by Directors

      The Board of Directors of the Corporation, at a meeting thereof, duly called, constituted and held on January 31, 1958, at which a quorum of such Board of Directors was present, duly adopted a resolution proposing to the Shareholders of the Corporation entitled to vote in respect thereof that the Articles of Acceptance of the Act, set forth in the foregoing subdivisions A to F, both inclusive, be adopted; and called a meeting of such Shareholders, to be held January 31, 1958, to adopt or reject such Articles of Acceptance.

                           2. Action. by Shareholders

      The Shareholders of the Corporation entitled to vote in respect of such Articles of Acceptance, at a meeting thereof, duly called, constituted and held on January 31,1958, at which One hundred twenty-six thousand seven hundred fifty (126,750) shares were present in person or by proxy, adopted such Articles of Acceptance.

      The number of shares entitled to vote in respect of such Articles of Acceptance, the number of shares voted in favor of the adoption of such Articles of Acceptance, and the number of shares voted against such adoption, are as follows: One hundred twenty-six thousand seven hundred fifty (126,750) shares were entitled to vote; 126,750 voted in favor of the adoption of such Articles and no shares voted against such adoption.

                     3. Compliance with Legal Requirements

      The manner of the adoption of such Articles of Acceptance, and the vote by which they were adopted, constitute full legal compliance with the provisions of the Act, the Articles of Incorporation, and the By-Laws of the Corporation.

                                 SUBDIVISION H

                 STATEMENT OF CHANGES MADE WITH RESPECT TO THE

                          SHARES HERETOFORE AUTHORIZED

      No changes are made with respect to shares heretofore authorized.

      IN WITNESS WHEREOF, the undersigned officers execute these Articles of Acceptance, and certify to the truth of the facts herein stated, this 31st day of January, 1958.

                                             /s/ Charles H. Ker
                                             -----------------------------------
                                             (Written Signature)

                                             Charles H. Ker
                                             -----------------------------------
                                             (Printed Signature)

                                             The Dalton Foundries, Incorporated
                                             -----------------------------------
                                             (Name of Corporation)

                                             /s/ R.M. McDowell
                                             -----------------------------------
                                             (Written Signature)

                                             R.M. McDowell
                                             -----------------------------------
                                             (Printed Signature)

                                             The Dalton Foundries, Incorporated
                                             -----------------------------------
                                             (Name of Corporation)


STATE OF INDIANA     )
                     ) SS:
COUNTY OF KOSCIUSKO  )

      I, the undersigned, a Notary Public duly commissioned to take acknowledgments and administer oaths in the State of Indiana, certify that Charles H. Ker, the President, and R.M. McDowell, the Assistant Secretary, of The Dalton Foundries, Incorporated, the officers executing the foregoing Articles of Amendment of Articles of Incorporation, personally appeared before me; acknowledged the execution thereof; and swore to the truth of the facts therein stated.

      WITNESS my hand and Notarial Seal this 31st day of January, 1958.

                                             /s/ Jesse H. Eschbach
                                             -----------------------------------
                                             (Written Signature)

                                             Jesse H. Eschbach
                                             -----------------------------------
                                             (Printed Signature)
                                             Notary Public
My commission expires

September 22, 1961

                               ARTICLES OF AMENDMENT (Amending Individual
                               Articles Only)

                               Prescribed by the Secretary of State of Indiana

                               Filing Requirements -- Present 3 Executed Copies to Secretary of State

                               Recording Requirements -- Before Exercising any Authority under Amendment, Record 1 of such 3 Executed Copies, as Approved and Returned by Secretary of State, with Recorder of County where Principal Office is Located.

                             ARTICLES OF AMENDMENT

                                     OF THE

                           ARTICLES OF INCORPORATION

                                       OF

                       THE DALTON FOUNDRIES, INCORPORATED

      The undersigned officers of The Dalton Foundries, Incorporated (hereinafter referred to as the "Corporation"), existing pursuant to the provisions of The 1921 Indiana Corporation Act, as amended (hereinafter referred to as the "Act"), desiring to give notice of corporate action effectuating amendment of certain individual Articles of Incorporation, certify the following facts:

                                 SUBDIVISION A

                                 THE AMENDMENTS

      The exact text of Articles IV and VI of the Articles of Incorporation of the Corporation, as amended (hereinafter referred to as "The Amendments"), now is as follows:

                                  "ARTICLE IV

      The total number of shares into which the authorized capital stock of the corporation is divided is 175,000 shares consisting of 175,000 shares with par value of Two dollars ($2) per share and no shares without par value and all or part of the shares hereafter sold by this corporation may be subjected to such restraints on the alienation of such shares as shall be determined by the Board of Directors."

                                STATE OF INDIANA

                        OFFICE OF THE SECRETARY OF STATE

                             INDIANAPOLIS, INDIANA

To Whom These Presents Come, Greeting:

      Whereas, there has been presented to me at this office Articles of Amendment in triplicate of THE DALTON FOUNDRIES, INCORPORATED

                                 THE AMENDMENTS

The exact text of Article XI

      Said Articles of Acceptance having been prepared and signed in accordance with "An Act concerning domestic and foreign corporations for profit, providing penalties for the violation hereof, and repealing all laws or parts of laws in conflict herewith," approved March 16, 1929, and Acts supplemented thereto.

      Whereas, upon due examination, I find that they conform to law:

         Now, therefore, I hereby certify that I have this day endorsed my approval upon the triplicate copies of Articles so presented, and having received the fees required by law, in the sum of $13.00 have filed one copy of the Articles in this office and returned two copies bearing the endorsement of my approval to the Corporation.

[SEAL]                           In Witness Whereof, I have hereunto set my
                                 hand and affixed the seal of the State of
                                 Indiana, at the City of Indianapolis, this 17th
                                 day of    May   , 1968.
                                        ---------

                                 -----------------------------------------------
                                                Secretary of State
                                 By
                                    --------------------------------------------
                                                                        , Deputy

                             ARTICLES OF AMENDMENT

                                     OF THE

                           ARTICLES OF INCORPORATION

                                       OF

                       THE DALTON FOUNDRIES INCORPORATED

      The undersigned officers of The Dalton Foundries, Incorporated (hereinafter referred to as the "Corporation"), existing pursuant to the provisions of The Indiana General Corporation Act, as amended (hereinafter referred to as the "Act"), desiring to give notice of corporate action effectuating amendment of certain individual Articles of its Articles of Incorporation, certify the following facts:

                                 SUBDIVISION A

                                 THE AMENDMENTS

      The exact text of Article XI of the Articles of Incorporation of the Corporation, as amended (hereinafter referred to as "The Amendments"), now is as follows:

                                   ARTICLE XI

      Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if prior to such action a written consent thereto is signed by all members of the Board or . committee, as the case may be, and such written consent is filed with the minutes of the proceedings of the Board or committee.

                                 SUBDIVISION B

                          MANNER OF ADOPTION AND VOTE

                             1. Action by Directors

      The Board of Directors of the Corporation, at a meeting thereof, duly called, constituted and held on October 30, 1967, at which a quorum of such Board of Directors was present, duly adopted a resolution proposing to the Shareholders of the Corporation entitled to vote in respect of The Amendments that the provisions and terms of Article XI of its Articles of Incorporation be amended so as to read as set forth in The Amendments; and called a meeting of such Shareholders, to be held March 15, 1968, to adopt or reject The Amendments.

                           2. Action by Shareholders

      The Shareholders of the Corporation entitled to vote in respect of The Amendments, at a meeting thereof, duly called, constituted and held on March 15,1968, at which 117,653 shares were present in person or by proxy, adopted The Amendments.

      The number of shares entitled to vote in respect of The Amendments, the number of shares voted in favor of the adoption of The Amendments, and the number of shares voted against such adoption are as follows:

Number of shares entitled to vote                               117,653
Number of shares voting for the amendments                      117,653
Number of shares voting against the amendments                  - 0 -

                     3. Compliance With Legal Requirements

      The manner of the adoption of The Amendments, and the vote by which they were adopted, constitute full legal compliance with the provisions of the Act, the Articles of Incorporation, and the By-Laws of the Corporation.

                                 SUBDIVISION C

      Statement of changes made with respect to the shares heretofore authorized. For Increase of capital stock: NONE

1) The number and classes of stock authorized before this amendment consists of:

      A)    Number

      B)    Par Value

2)    This amendment provides for the increase of:

      A)    Number of shares

      B)    Classes of shares

3) The total authorized stock of the corporation by virtue of this amendment now consists of ______________ shares consisting of ___________shares with the par value of $__________ per share and _____________ shares without par value.

For Decrease of capital stock: NONE

1) The number and classes of stock authorized before this amendment consists of:

      A)    Number

      B)    Par Value

2)    This amendment decreases the total authorized stock to:

      A)    Number of shares
      B)    Classes of shares

3) The total authorized stock of the corporation now consists of _______ shares consisting of ___________ shares with the par value of $_______ per share and _________ shares without par value.

4)    The manner in which the reduction shall be effected is:

                                STATE OF INDIANA

                        OFFICE OF THE SECRETARY OF STATE

                               SECRETARY OF STATE

To Whom These Presents Come, Greeting:

                            CERTIFICATE OF AMENDMENT
                                       OF
                       THE DALTON FOUNDRIES, INCORPORATED

I, LARRY A. CONRAD, Secretary of state of the State of Indiana, hereby certify that Articles of Amendment for the above Corporation, in the form prescribed by my office, prepared and signed in duplicate in accordance with "An Act concerning domestic and foreign corporations for profit, providing penalties for the violation hereof, and repealing all laws or parts of laws in conflict herewith," approved March 16, 1929, and Acts supplemental thereto.

                                 THE AMENDMENT:

THE EXACT TEXT OF ARTICLE VI, SECTION I:

Whereas, upon due examination, I find that-the Articles of Amendment conform to law, and have endorsed my approval upon the duplicate copies of such Articles; that all fees have been paid as required by law; that one copy of such Articles has been filed in my office; and that the remaining copy of such Articles bearing the endorsement of my approval and filing has been returned by me to the Corporation.

[SEAL] In Witness Whereof, I have hereunto set my hand and affixed the seal of the State of Indiana, at the City of Indianapolis, this 18th day of May , 1972.

                        ________________________________________________________
                                         Secretary of State

                        LARRY A. CONRAD

                        By _____________________________________________________
                                                                        , Deputy

                              ARTICLES OF AMENDMENT
                                     OF THE
                          ARTICLES OF INCORPORATION OF
                       THE DALTON FOUNDRIES, INCORPORATED

      The undersigned officers of The Dalton Foundries, Incorporated (hereinafter referred to as the "Corporation") existing pursuant to the provisions of the Indiana General Corporation Act, as amended (hereinafter referred to as the "Act"), desiring to give notice of corporate action effectuating amendment of certain provisions of its Articles of Incorporation, certify the following facts:

                                    ARTICLE I
                              TEXT OF THE AMENDMENT

      The exact text of Article VI, Section 1, of the Articles of Incorporation of the Corporation, as amended (hereinafter referred to as the "Amendments"), now is as follows:

      Section 1. The number of directors may be fixed from time to time by the Bylaws of the corporation at any number not less than 5 nor more than 9. In the absence of a Bylaw fixing the number of directors, the number shall be 5.

                                   ARTICLE II
                           MANNER OF ADOPTION AND VOTE

      Section 1. Action by Directors (select appropriate paragraph).

      (a) The Board of Directors of the Corporation, at a meeting thereof, duly called, constituted and held on January 14, 1972, at which a quorum of such Board of Directors was present, duly adopted a resolution proposing to the Shareholders of the Corporation entitled to vote in respect the Amendments that the provisions and terms of Article VI of its Articles of Incorporation be amended so as to read as set forth in the Amendments; and called a meeting of such shareholders, to be held March 17, 1972, to adopt or reject the Amendments, unless the same were so approved prior to such date by unanimous written consent.

      (b) By written consent executed on ______________, 19__, signed by all of the members of the Board of Directors of the Corporation, a resolution was adopted proposing to the Shareholders of the Corporation entitled to vote in respect of the Amendments, that the provisions and terms of Articles of its Articles of -Incorporation be amended so as to read as set forth in the Amendments, and a meeting of such shareholders was called to be held ____________, 19__, to adopt or reject the Amendments, unless the same were so approved prior to such date by unanimous written consent.

      Section 2. Action by Shareholders (select appropriate paragraph).

      (a) The Shareholders of the Corporation entitled to vote in respect of the Amendments, at a meeting thereof, duly called, constituted and held on March 17, 1972, at which 119,136 shares were present in person or by proxy, adopted the Amendments.

      The holders of the following classes of shares were entitled to vote as a class in respect of the Amendments:

      (1)   119,263 shares of common stock with par value of $2.00 per share

      (2)   none

      (3)   none

      The number of shares entitled to vote in respect of the Amendments, the number of shares voted in favor of the adoption of the Amendments, and the number of shares voted against such adoption are as follows:

                                              Shares Entitled to Vote as a Class
                                Total           (as listed immediately above)
                                -----           -----------------------------
                                                  (1)        (2)        (3)
Shares entitled to vote:        119,263        119,263
Shares voted in favor:          119,136        119,136
Shares voted against:           -0-            -0-

      (b) By written consent executed on _______________________, 19__, signed by the holders of ___________ shares of the Corporation, being all of the shares. of the Corporation entitled to vote in respect of the Amendments, the Shareholders adopted the Amendments.

      Section 3. Compliance with Legal Requirements.

      The manner of the adoption of the Amendments, and the vote by which they were adopted, constitute full 1egal compliance with the provisions of the Act, the Articles of Incorporation, and the By-Laws of the Corporation.

                                   ARTICLE III
                     STATEMENT OF CHANGES MADE WITH RESPECT
                  TO THE NUMBER OF SHARES HERETOFORE AUTHORIZED

      NONE

      IN WITNESS WHEREOF, the undersigned officers execute these Articles of Amendment of the Articles of Incorporation of the Corporation, and certify to the truth of the facts herein stated, this 15th day of May, 1972.

      /s/ E.E. Paul                               /s/ Robert L. Rasor
_______________________________________     ____________________________________
         (Witness Signature)                          (Witness Signature)

      E. E. Paul                                  Robert L. Rasor
_______________________________________     ____________________________________
         (Printed Signature)                          (Printed Signature)

President of                                Secretary of
The Dalton Foundries, Incorporated          The Dalton Foundries, Incorporated
_______________________________________     ____________________________________
         (Name of Corporation)                        (Name of Corporation)

STATE OF INDIANA    )
                    ) SS:
COUNTY OF KOSCIUSKO )

      I, the undersigned, a Notary Public duly commissioned to take acknowledgments and administer oaths in the State of Indiana, certify that E.E. Paul, the President, and Robert L. Rasor, the Secretary, of The Dalton Foundries, Incorporated, the officers executing the foregoing Articles of Amendment of Articles of Incorporation, personally appeared before me; acknowledged the execution thereof; and swore to the truth of the facts therein stated.

      WITNESS my hand and Notarial Seal this 15th day of May, 1972.

                                              /s/ Nila Mathews
                                              _______________________________
                                              (Written Signature)

                                                  Nila Matthews
                                              _______________________________
                                              (Printed Signature)

                                              Notary Public

My commission expires

February 22, 1973

This instrument was prepared by Robert Rasor, Attorney at Law, 210 N. Buffalo St. Warsaw, Indiana 46580.

                                STATE OF INDIANA

                        OFFICE OF THE SECRETARY OF STATE

                            CERTIFICATE OF AMENDMENT

                                       OF

                       THE DALTON FOUNDRIES, INCORPORATED

      I, LARRY A. CONRAD, Secretary of the State of Indiana, hereby certify that Articles of Amendment for the above Corporation have been filed in the form prescribed by my office, prepared and signed in duplicate in accordance with "An Act concerning domestic and foreign corporations for profit, providing penalties for the violation hereof, and repealing all laws or parts of laws in conflict herewith," approved March 16, 1929, and Acts supplemental thereto.

THE AMENDMENT

THE EXACT TEXT OF ARTICLE VI SECTION 1 IS AMENDED

      NOW, THEREFORE, upon due examination, I find that the Articles of Amendment conform to law, and have endorsed my approval upon the duplicate copies of such Articles; that all fees have been paid as required by law; that one copy of such Articles has been filed in my office; and that the remaining copy of such Articles bearing the endorsement of my approval and filing has been returned by me to the Corporation.

[SEAL] In Witness Whereof, I have hereunto set my hand and affixed the seal of the State of Indiana, at the City of Indianapolis, this 9th day of September , 1977.

                        ________________________________________________________
                                 LARRY A. CONRAD, Secretary of State

                        By _____________________________________________________
                                                                        , Deputy

                              ARTICLES OF AMENDMENT
                                     OF THE
                            ARTICLES OF INCORPORATION
                                       OF
                       THE DALTON FOUNDRIES, INCORPORATED

      The undersigned officers of THE DALTON FOUNDRIES, INCORPORATED (hereinafter referred to as the "Corporation") existing pursuant to the provisions of the Indiana General Corporation Act (Medical Professional Corporation Act/Dental Professional Corporation Act/Professional Corporation Act of 1965), as amended (hereinafter referred to as the "Act"), desiring to give notice of corporate action effectuating amendment of certain provisions of its Articles of Incorporation, certify the following facts:

                                    ARTICLE I
                              TEXT OF THE AMENDMENT

      The exact text of Article VI, Section 1 of the Articles of Incorporation of the Corporation, as amended (hereinafter referred to as the "Amendments"), now is as follows:

      The number of directors may be fixed from time to time by the By-Laws of the Corporation at any number not less than the lesser of three or the number of shareholders of the Corporation. In the absence of a By-Law fixing the number of Directors, the number shall be four.

                                   ARTICLE II
                           MANNER OF ADOPTION AND VOTE

      Section 1. Action by Directors (select appropriate paragraph).

      (a) The Board of Directors of the Corporation, at a meeting thereof, duly called, constituted and held on ______________, 19__, at which a quorum of such Board of Directors was present, duly adopted a. resolution proposing to the Shareholders of the Corporation entitled to vote in respect of the Amendments that the provisions and terms of Article ____ of its Articles of Incorporation be amended so as to read as set forth in the Amendments; and called a meeting of such shareholders, to be held _____________, 19__ , to adopt or reject the Amendments, unless the same were so approved prior to such date by unanimous written consent.

      (b) By written consent executed on May 6, 1977, signed by all of the members of the Board of Directors of the Corporation, a resolution was adopted proposing to the Shareholders of the Corporation entitled to vote in respect of the Amendments, that the provisions and terms of Articles of its Articles of Incorporation be amended so as to read as set forth in the Amendments, and a meeting of such shareholders was called to be held Ju1y 14, 1977, to adopt or reject the Amendments, unless the same were so approved prior to such date by unanimous written consent.

      Section 2. Action by Shareholders (select appropriate paragraph).

      (a) The Shareholders of the Corporation entitled to vote in respect of the Amendments, at a meeting thereof, duly called, constituted and held on July 14, 1977, at which One Hundred and Three Thousand, Seven Hundred and Eighty-Five shares present in person or by proxy, adopted the Amendments.

      The holders of the following classes of shares were entitled to vote as a class in respect of the Amendments:

      (1)

      (2)   N/A

      (3)

      The number of shares entitled to vote in respect of the Amendments, the number of shares voted in favor of the adoption of the Amendments, and the number of shares voted against such adoption are as follows:

                                              Shares Entitled to Vote as a Class
                                  Total          (as listed immediately above)
                                  -----          -----------------------------
                                                (1)          (2)            (3)
Shares entitled to vote:        108,785
Shares voted in favor:          108,785
Shares voted against:           -0-

      (b) By written consent executed on _____________, 19__, signed by the holders of _________ shares of the Corporation, being all of the shares of the Corporation entitled to vote in respect of the Amendments, the Shareholders adopted the Amendments.

      Section 3. Compliance with Legal Requirements.

      The manner of the adoption of the Amendments, and the vote by which they were adopted, constitute full legal compliance with the provisions of the Act, the Articles of Incorporation, and the By-Laws of the Corporation.

                                   ARTICLE III
             STATEMENT OF CHANGES MADE WITH RESPECT TO ANY INCREASE
                  IN THE NUMBER OF SHARES HERETOFORE AUTHORIZED

Aggregate Number of Shares Previously Authorized        175,000
Increase                                                -0-             {indicate "0" or "N/A" if no increase}
Aggregate Number of Shares

To Be Authorized After Effect of This Amendment                         175,000

      IN WITNESS WHEREOF, the undersigned officers execute these Articles of Amendment of the Articles of Incorporation of the Corporation, and certify to the truth of the facts herein stated, this 30 day of August, 1977.

      /s/ Eugene E. Paul                          /s/ Don I. Brown
_______________________________________     ____________________________________
         (Witness Signature)                        (Witness Signature)

      E.E. Paul                                   Don I. Brown
_______________________________________     ____________________________________
         (Printed Signature)                        (Printed Signature)

President of                                Secretary of
The Dalton Foundries, Incorporated          The Dalton Foundries, Incorporated
_______________________________________     ____________________________________
         (Name of Corporation)                      (Name of Corporation)

STATE OF INDIANA    )
                    ) SS:
COUNTY OF KOSCIUSKO )

      I, the undersigned, a Notary Public duly commissioned to take acknowledgments and administer oaths in the State of Indiana, certify that E.E. Paul, the President, and Don I. Brown, the Secretary, of The Dalton Foundries, Incorporated, the officers executing the foregoing Articles of Amendment of Articles of Incorporation, personally appeared before me; acknowledged the execution thereof; and swore to the truth of the facts therein stated.

      WITNESS my hand and Notarial Seal this 30th day of August, 1977.

                                             /s/ John J. Bruner
                                             _____________________________
                                             (Written Signature)

                                             John J. Bruner
                                             _____________________________
                                             (Printed Signature)

                                             Notary Public

My commission expires

September 29, 1979

This instrument was prepared by Lynn H. Goldschmidt, Attorney at Law, 1 First National Plaza, Chicago, Illinois 60603.

                                STATE OF INDIANA
                        OFFICE OF THE SECRETARY OF STATE

                           CERTIFICATE OF AMENDMENT OF

                                       OF

                       THE DALTON FOUNDRIES, INCORPORATED

      I, EDWIN J. SIMCOX, Secretary of State of Indiana, hereby certify that Articles of Amendment for the above Corporation have been filed in the form prescribed by my office, prepared and signed in duplicate in accordance with Chapter Four of the Indiana General Corporation Act (IC 23-1-4). THE NAME OF THE CORPORATION IS AMENDED AS FOLLOWS:

                           THE DALTON FOUNDRIES, INC.

      NOW, THEREFORE, upon due examination, I find that the Articles of Amendment conform to law, and have endorsed my approval upon the duplicate copies of such Articles; that all fees have been paid as required by law; that one copy of such Articles has been filed in my office; and that the remaining copy of such Articles bearing the endorsement of my approval and filing has been returned by me to the Corporation.

[SEAL] In Witness Whereof, I have hereunto set my hand and affixed the seal of the State of Indiana, at the City of Indianapolis, this 16th day of September , 1985.

                        ________________________________________________________
                                 EDWIN J. SIMCOX, Secretary of State


                        By _____________________________________________________
                                                                        , Deputy

               ARTICLES OF AMENDMENT OF ARTICLES OF INCORPORATION

                                       OF

                       THE DALTON FOUNDRIES, INCORPORATED

      The undersigned officers of The Dalton Foundries, Incorporated (hereinafter referred to as "Corporation"), existing pursuant to the provisions of The Indiana General Corporation Act, as amended (hereinafter referred to as "Act"), desiring to give notice of corporate action effectuating amendment of certain provisions of its Articles of Incorporation, hereby certify that:

                                        I
                                   AMENDMENTS

      Section 1. The date of incorporation of the Corporation is February 21, 1923.

      Section 2. The name of the Corporation following the amendment of the Articles of Incorporation will be The Dalton Foundries, Inc.

      Section 3. (a) The exact text of Article II of the Articles of Incorporation of the Corporation, as amended (hereinafter referred to as the "Amendments"), now is as follows:

                                   ARTICLE II
                                      NAME

      The name of the Corporation is The Dalton Foundries, Inc.

      (b) The exact text of Article IV of the Articles of Incorporation of the Corporation now is as follows:

                                   ARTICLE IV
                                 CAPITAL STOCK

      Section 1. Number of Shares: The authorized capital stock of the Corporation is divided into 175,000 shares consisting of 175,000 shares with par value of Two Dollars ($2.00) per share and no shares without par value.

      Section 2. Share Ownership: The ownership of the shares of capital stock of the Corporation may be subject to such limitations and restraints on alienation of such shares as shall be provided for by the Code of By-Laws of the. Corporation.

      Section 3. Voting at Meetings: Every holder of the capital stock of the Corporation shall have the right, at every shareholders' meeting, to one vote for each share of stock standing in his name on the books of the Corporation, upon all matters submitted to the vote of the shareholders~ Provided that shares of capital stock of the Corporation held of record by the Trustee of The Dalton Foundries, Inc. Employees Stock Ownership Plan shall be voted by said Trustee at the direction of the Nominating Committee as provided for by the Code of By-Laws of the Corporation.

      (c) The exact text of Article X of the Articles of Incorporation of the Corporation, now is as follows:

                                    ARTICLE X
                          AMENDMENT OF CODE OF BY-LAWS

      The Board of Directors of this Corporation shall have full power to adopt a Code of By-Laws for the regulation of the conduct of the affairs of this Corporation which are not inconsistent with the provisions of these Articles and from time to time to revoke, amend, repeal or otherwise alter such By-Laws in whole or in part without reference to the shareholders of the Corporation; Provided, that any amendment to the provisions of:

            (1) Article II, Section 2.10 of the Code of By-Laws (pertaining to VOTING OF STOCK) (or any replacement for, amendment to, or modification of such section) and

            (2) Article III, Section 3.05 of the Code of By-Laws (pertaining to vacancies in the Board of Directors)

      shall be adopted only at a meeting of shareholders by a vote of a majority of the shares of capital stock entitled to vote on amendments of the Articles of Incorporation.

                                       II
                           MANNER OF ADOPTION AND VOTE

      Section 1. Action by Directors. The Board of Directors of the Corporation duly adopted the resolution to amend the terms and provisions of Articles II, IV and X of the Articles of Incorporation and directed a meeting of Shareholders to be held on September 13,1985, allowing such Shareholders to vote on the proposed amendment.

      The resolution was adopted by the vote of the Board of Directors at a meeting held on September 12, 1985 at which a quorum of the Board was present.

      Section 2. Action by Shareholders. The Shareholders of the Corporation entitled to vote in respect of the Articles of Amendment 'adopted the proposed amendments.

      The amendments were adopted by a vote of such Shareholders during a meeting called by the Board of Directors. The result of such vote is as follows:

      Shareholders Entitled to Vote:      96,035
      Shareholders Voted in Favor         96,035
      Shareholders Voted Against             -0-

      Section 3. Compliance With Legal Requirements. The manner of adoption of the Articles of Amendment and the vote by which they were adopted constitute full legal compliance with the provisions of the Act, the Articles of Incorporation, and the By-Laws of the Corporation.

                                       III
                  STATEMENT OF CHANGES MADE WITH RESPECT TO ANY
                    INCREASE IN NUMBERS HERETOFORE AUTHORIZED

      Aggregate Number of Shares
            Previously Authorized               96,035

      Increase                                  N/A

      Aggregate Number of Shares to be
            Authorized After Effect of this
            Amendment                           96,035

      IN WITNESS WHEREOF, the undersigned officers execute these Articles of Amendment of Incorporation of The Dalton Foundries, Incorporated and certify to the truth of the facts herein stated, this 13th day of September, 1985.

/s/ Don I. Brown                            /s/ Eugene E. Paul
_______________________________________     ____________________________________
Don I. Brown, Secretary                     E. Paul, President

STATE OF INDIANA    )
                    )SS
COUNTY OF KOSCIUSKO )

      I, the undersigned, a Notary Public duly commissioned to take acknowledgments and administer oaths in the State of Indiana, certify that Eugene E. Paul, the President, and Don I. Brown, the Secretary, of The Dalton Foundries, Incorporated, personally appeared before me and acknowledged the execution of the foregoing Articles of Amendment of Articles of Incorporation for and on behalf of such Corporation, and swore to the truth of the facts therein stated.

      WITNESS my hand and Notary Seal this 13th day of September, 1985.

                                            /s/ Barbara D. Purrington
                                            __________________________
                                            Notary Public
                                            County of Residence:  Kosciusko

My Commission-Expires:

4/18/86

                                STATE OF INDIANA

                        OFFICE OF THE SECRETARY OF STATE

                              CERTIFICATE OF MERGER

To Whom These Presents Come, Greeting:

WHEREAS, there have been presented to this office for filing duplicate copies of Articles of Merger, merging

Corporation                      State of Incorporation     Date of Incorporation/Admission
DALTON FOUNDRIES ACQUISITION     INDIANA                    SEPTEMBER 10, 1985
COMPANY, INC.

the non-survivor(s), into

                           THE DALTON FOUNDRIES, INC.

an Indiana Corporation, the survivor, which corporation shall hereinafter be designated as

                           THE DALTON FOUNDRIES, INC.

NOW, THEREFORE, I, EDWIN J. SIMCOX, Secretary of State of Indiana, do hereby certify that I have this day endorsed my approval upon the duplicate copies of the Articles of Merger so presented, and having received the fees required by law, have filed one copy in this office and returned the other to the corporation.

The effective date of the merger is SEPTEMBER 19, 1985.

[SEAL] In Witness Whereof, I have hereunto set my hand and affixed the seal of the State of Indiana, at the City of Indianapolis, this 19th day of September , 1985.

                        ________________________________________________________
                                 EDWIN J. SIMCOX, Secretary of State

                        By _____________________________________________________
                                                                        , Deputy

                              ARTICLES OF MERGER OF
                           THE DALTON FOUNDRIES, INC.
                                       AND
                   DALTON FOUNDRIES ACQUISITION COMPANY, INC.

      The undersigned The Dalton Foundries, Inc. (hereinafter referred to as the "Surviving Corporation") and Dalton Foundries Acquisition Company, Inc. (hereinafter referred to as the "Merging Corporation"), each existing pursuant to the provisions of The Indiana General Corporation Act, as amended, each desiring to give notice of corporate action effecting the merging of the Merging Corporation into the Surviving Corporation, and acting by its President and Secretary, hereby certify, each with respect to the facts and acts relating to it and the acts taken by its Board of Directors and shareholders, the following facts:

                                  SUBDIVISION A

                   AGREEMENT OF MERGER AND SIGNATURES THERETO

      The Surviving Corporation and the Merging Corporation have entered into an Agreement of Merger, the title, parties, terms, conditions and signatures of which are as follows:

                               AGREEMENT OF MERGER

                                     BETWEEN

                   DALTON FOUNDRIES ACQUISITION COMPANY, INC.

                                       AND

                           THE DALTON FOUNDRIES, INC.

                         INTO THE DALTON FOUNDRIES, INC.

      THIS AGREEMENT OF MERGER is entered into this 13th day of September 1985 between The Dalton Foundries, Inc. (hereinafter referred to as the "Surviving Corporation") and Dalton Foundries Acquisition Company, Inc. (hereinafter referred to as the "Merging Corporation"):

      WHEREAS, the Surviving Corporation and the Merging Corporation are corporations properly organized and existing under The Indiana General Corporation Act, as amended, with their respective principal offices located at Warsaw, Indiana; and

      WHEREAS, the Surviving Corporation has authorized capital stock of 175,000 shares with $2.00 per share par value (of which there are presently issued and outstanding 96,035 shares); and the Merging Corporation has authorized capital stock of 33,612 shares with no par value (of which are presently issued and outstanding 29,618 shares); and

      WHEREAS, in order to effect certain administrative, managerial and financial benefits it is the desire of the parties to this Agreement. to merge the Merging Corporation into the Surviving Corporation;

      THEREFORE, in consideration of their mutual undertakings, the Surviving Corporation and the Merging Corporation hereby agree to make such merger upon the following terms and conditions:

                                        I

                Closing of Agreement and Effective Date of Merger

      Section 1. Time and Place of Closing. The execution and closing of this Agreement shall take place at the principal office of the Surviving Corporation at Warsaw, Indiana promptly following the completion of the approval hereof by the respective Boards of Directors and shareholders of the parties to this Agreement.

      Section 2. Effective Date of Merger. The effective date of the merger shall be September 19, 1985.

                                       II

                              Completion of Merger

      Following the execution of this Agreement, the proper officers of the Merging Corporation and the Surviving Corporation, respectively, shall execute on behalf of each corporation Articles of Merger, as required by The Indiana General Corporation Act, as amended. The Surviving Corporation .shall thereafter cause such Articles to be filed with the Secretary of State of Indiana. The filing of such Articles shall be effective no later than September 19, 1985.

                                       III

   Effect of Merger Upon the Surviving Corporation and the Merging Corporation

      Section 1. Surviving Corporate Entity. Upon the effective date of the merger, the Merging Corporation shall merge into and become a part of the Surviving Corporation, which shall be the sole corporate entity surviving the merger and the name of which shall continue to be The Dalton Foundries, Inc., and the separate existence of the Merging Corporation shall thereupon cease.

      Section 2. Attributes and Property of the Surviving Corporation. Upon and after the effective date of the merger, the Surviving Corporation, in accordance with the provisions of The Indiana General Corporation Act, as amended, shall possess all the rights, privileges, immunities, powers and franchises of a public as well as a private nature of each of the parties to this Agreement. All property, whether real, personal and mixed, tangible or intangible, all debts due on whatever account, all other choses in action, and every other interest owned by, belonging to, or to become due to any of the parties to this Agreement, shall be taken and deemed to be transferred to and vested in the Surviving Corporation without further act or deed; and the title to any real estate, or any interest therein, under the laws of the State of Indiana vested in any party to this Agreement shall not revert or be in any manner impaired by reason of this merger.

      Section 3. Liabilities of the Surviving Corporation. Upon and after the effective date of the merger, the Surviving Corporation, in accordance with the provisions of The Indiana General Corporation Act, as amended, shall be responsible and liable for all the liabilities and obligations of each of the parties hereto in the same manner and to the same extent as if the Surviving Corporation had itself incurred the same or contracted therefor. Any claim existing or action or proceeding by or against any party hereto may be prosecuted to judgment as if the merger had not taken place, or the Surviving Corporation may be substituted by the appropriate party. Neither the rights of creditors nor any liens upon the property of the Merging Corporation or the Surviving Corporation shall be impaired by the merger, but such liens shall be limited to the property upon which they were liens immediately prior to the date of the merger.

      Section 4. Articles and By-Laws of the Surviving Corporation. The Articles of Incorporation, together with all amendments thereof, and the Code of By-Laws of the Surviving Corporation as they exist on the effective date of the merger shall continue to be the Articles of Incorporation and the Code of By-Laws, respectively, of the Surviving Corporation upon and after the effective date of the merger, until properly amended.

      Section 5. Board of Directors and Officers of the Surviving Corporation. All members of the Board of Directors and all officers of the Surviving Corporation on the effective date of the merger shall be and continue as the directors and officers, respectively, of the Surviving Corporation after such date, to hold office for the same term and upon the same conditions as theretofore existed between each of them, respectively, and the - Surviving Corporation.

                                       IV

                                Exchange of Stock

      Upon the effective date of the merger, the shares of stock of the Merging Corporation shall be exchanged for and converted into shares of the Surviving Corporation on the basis of one share of capital stock of the Surviving Corporation for each share of capital stock of the Merging Corporation. Following such exchange and conversion, the shares of the Merging Corporation shall be cancelled.

                                        V

                                  Miscellaneous

      Section 1. Additional Documents. The parties to this Agreement shall cause to be executed any further or additional documents which may from time to time reasonably be required for the purpose of completing or carrying out the merger contemplated hereby.

      Section 2. Successors and Assigns. This Agreement and each of its provisions shall inure to the benefit of and be binding upon the parties to this Agreement and their respective successors and assigns. Nothing expressed or implied by this Agreement is intended to or shall have the effect of conferring upon any person, firm or corporation other than the parties hereto and their respective successors and assigns, any claims, rights or remedies under or by reason of this Agreement.

      EXECUTED on the date first stated above.

                                    THE DALTON FOUNDRIES, INC.


                                    By /s/ Eugene E. Paul
                                       ___________________________________
                                          Eugene E. Paul, President

ATTEST:

/s/ D. I. Brown
________________________
D. I. Brown, Secretary              SURVIVING CORPORATION

                                                    DALTON FOUNDRIES ACQUISITION
                                                                   COMPANY, INC.

                                                    By /s/ D. I. Brown
                                                       -------------------------
                                                       D. I. Brown, President

ATTEST:

/s/ K. L. Davidson
------------------
Secretary                                                    MERGING CORPORATION

                                  SUBDIVISION B

                          MANNER OF ADOPT ION AND VOTE

      1.    Action by the Merging Corporation.

            (a) Action at First Directors' Meeting. The Board of Directors of the Merging Corporation, at a special meeting thereof duly called, constituted and held on September 12, 1985 adopted, by unanimous vote of the members of such Board, a resolution approving the Agreement of Merger and directing that it be submitted for approval or rejection to the shareholders of such corporation entitled to vote in respect thereof at a special meeting of such shareholders to be held on September 12, 1985, and authorizing the execution and consummation of the Agreement of Merger immediately upon the adoption thereof by the unanimous vote of the shareholders of such corporation and the Surviving Corporation.

            (b) Action at Shareholders' Meeting. The shareholders of the Merging Corporation entitled to vote in respect of the Agreement of Merger, at a special meeting thereof, duly called, constituted and held on September 12, 1985, at which 29,618 shares were represented in person or by proxy, authorized adoption of the Agreement of Merger by such corporation.

            The number of shares entitled to vote in respect of the Agreement of Merger, the number of shares voted in favor of the adoption of the Agreement of Merger, and the number of shares voted against such adoption are as follows: 29,618 were entitled to vote in respect of the Agreement of Merger, 29,618 were voted in favor of the adoption of the Agreement of Merger, and no shares were voted against such adoption.

            (c) No Second Directors' Meeting. A second meeting of the Board of Directors of the Merging Corporation was not required or held since the shareholders of the Merging Corporation and the Surviving Corporation voted unanimously in favor of the adoption of the Agreement of Merger and the Boards of Directors of the Merging Corporation and the Surviving Corporation, at their first meetings, authorized the execution and consummation of the Agreement of Merger immediately upon the adoption thereof by the unanimous vote of the shareholders of the Merging Corporation and the Surviving Corporation.

            (d) Compliance with Legal Requirements. The manner of the adoption of the Agreement of Merger, and the vote by which it was adopted, constitute full legal compliance with the provisions of the Act, the Articles of Incorporation and the By-Laws of the Merging Corporation.

      2.    Action by the Surviving Corporation.

            (a) Action at First Directors' Meeting. The Board of Directors of the Surviving Corporation at a special meeting thereof, duly called, constituted and held on September 12, 1985, adopted, by a majority vote of the members of such Board, a resolution approving the Agreement of Merger and directing that it be submitted for approval or rejection to the shareholders of the Surviving Corporation entitled to vote in respect thereof at a special meeting of such shareholders to be held on September 12, 1985, and authorizing the execution and consummation of the Agreement of Merger immediately upon the adoption thereof by the unanimous vote of the shareholders of the Merging Corporation and the Surviving Corporation.

            (b) Action at Shareholders' Meeting. The shareholders of the Surviving Corporation entitled to vote in respect to the Agreement of Merger, at a special meeting thereof, duly called, constituted and held on September 12, 1985, at which 96,035 shares were represented in person or by proxy, authorized adoption of the Agreement of Merger by the Surviving Corporation.

            The number of shares entitled to vote in respect of the Agreement of Merger, the number of shares voted in favor of the adoption of the Agreement of Merger, and the number of shares voted against such adoption are as follows:
96,035 shares were entitled to vote in respect of the Agreement of Merger, 96,035 were voted in favor of the adoption of the Agreement of Merger and no shares were voted against such adoption.

            (c) No Second Directors' Meeting. A second meeting of the Board of Directors of the Surviving Corporation was not required or held since the shareholders of the Merging Corporation and the Surviving Corporation voted unanimously in favor of the adoption of the Agreement of Merger, and the Boards of Directors of the Merging Corporation and the Surviving Corporation, at their first meetings, authorized the execution and consummation of the Agreement of Merger immediately upon the adoption thereof by the unanimous vote of the shareholders of the Merging Corporation and the Surviving Corporation.

            (d) Compliance with Legal Requirements. The manner of the adoption of the Agreement of Merger, and the vote by which it was adopted, constitute full legal compliance with the provisions of the Indiana General Corporation Act, the Articles of Incorporation, and the By-Laws of the Surviving Corporation.

            IN WITNESS WHEREOF, the Merging Corporation and the Surviving Corporation, respectively, execute these Articles of Merger, the President and Secretary of such corporation acting for and on behalf of such corporation; and each of such corporations certifies to the truth of the facts and acts relating to it and the action taken by its Board of Directors and shareholders.

            DATED this 13th day of September, 1985.

                                    THE DALTON FOUNDRIES, INC.

                                    By   /s/ Eugene E. Paul
                                       ---------------------------
                                         Eugene E. Paul, President
ATTEST:


---------------------------
Don I. Brown, Secretary                                  SURVIVING CORPORATION

                                                    DALTON FOUNDRIES ACQUISITION
                                                    COMPANY, INC.

                                                    By  /s/ Don I. Brown
                                                        ------------------------
                                                        Don I. Brown, President
ATTEST:

/s/ K.L. Davidson
-------------------------
K. L. Davidson, Secretary                                  MERGING CORPORATION

STATE OF INDIANA  )
                  )  SS:
COUNTY OF MARION  )

      I, the undersigned, a Notary Public duly commissioned to take acknowledgments and administer oaths in the State of Indiana, certify that Eugene E. Paul, the President, and Don I. Brown, the Secretary, of The Dalton Foundries, Inc., the officers executing the foregoing Articles of Merger, personally appeared before me, acknowledged the execution thereof for and on behalf of such corporation, and swore to the truth of the facts therein stated.

      WITNESS my hand and Notary Seal this 13th day of September, 1985.

                                          /s/ Barbara S. Perrington
                                       -------------------------------
                                       Notary Public
                                       County of Residence:  Kasciwska

My Commission Expires:-

4-18-86

STATE OF INDIANA  )
                  )  SS:
COUNTY OF MARION  )

      I, the undersigned, a Notary Public duly commissioned to take acknowledgments and administer the oaths in the State of Indiana, certify that Don I. Brown, the President, and Kenneth L. Davidson, the Secretary, of Dalton Foundries Acquisition .Company, Inc., the officers executing the foregoing Articles of Merger, personally appeared before me, acknowledged the execution thereof for and on behalf of such corporation, and swore to the truth of the facts therein stated.

      WITNESS my hand and Notary Seal this 13th day of September, 1985.

                                          /s/ Barbara S. Perrington
                                       -------------------------------
                                       Notary Public
                                       County of Residence:  Kasciwska

My Commission Expires:

4-18-86

                                STATE OF INDIANA
                        OFFICE OF THE SECRETARY OF STATE

                         CERTIFICATE OF AMENDED ARTICLES
                                OF INCORPORATION
                                       OF



                            THE DALTON FOUNDRIES, INC


      I, EDWIN J. SIMCOX, Secretary of State of Indiana, hereby certify that Amended Articles of Incorporation for the above Corporation, have been filed, in the form prescribed by my office, prepared arid signed in duplicate in accordance with Chapter Four of the Indiana General Corporation Act (IC 23-1-4).

      Now, therefore, upon due examination, I find that the Amended Articles of Incorporation conform to law, and have endorsed my approval upon the duplicate copies of such Articles; that all fees have been paid as required by law; that one copy of such Articles bearing the endorsement of my approval and filing has been returned by me to the Corporation.



                                             In Witness Whereof, I have hereunto
                                             set my hand and affixed the seal of
                                             the State of Indiana, at the City
                                             of Indianapolis, this 22nd day of
                                             May, 1986

                                                     /s/ Edwin J. Simcox
                                             -----------------------------------
                                             EDWIN J. SIMCOX, Secretary of State

                                             By
                                               ---------------------------------
                                                                          Deputy

                        AMENDED ARTICLES OF INCORPORATION

                                       OF

                           THE DALTON FOUNDRIES, INC.

      The undersigned officers of The Dalton Foundries, Inc. (the Corporation), existing pursuant to the provisions of the Indiana General Corporation Act, as amended (the Act), desiring to give notice of corporate action effecting amendment of its Articles of Incorporation by the adoption of Amended Articles of Incorporation to supersede and take the place of its heretofore existing Articles of Incorporation, certify the following facts:

                                        I

                          TEXT OF THE AMENDED ARTICLES

      The exact text of the entire Articles of Incorporation of the Corporation, as amended (the Amended Articles) , now is as follows:

                                    ARTICLE I

                                      Name

      The name of the Corporation is The Dalton Foundries, Inc.

                                   ARTICLE II

                                    Purposes

      The purposes for which. the Corporation is formed include the transaction of any or all lawful business for which corporations may be incorporated under the provisions of the Act.

                                   ARTICLE III

                               Period of Existence

      The period during which the Corporation shall continue is perpetual.

                                   ARTICLE IV

                      Resident Agent and Principal Off ice

      Section 1. Resident Agent. The name and post office address of the Resident Agent in charge of the Corporation's principal office are Don I. Brown, Vice President, The Dalton Foundries, Inc., Lincoln & Jefferson Streets, Warsaw, Indiana 46580.

      Section 2. Principal Office. The post office address of the principal office of the Corporation is Lincoln & Jefferson Streets, Warsaw, Indiana 46580.

                                    ARTICLE V

                                     Shares

      Section 1. Number Authorized. The total number of shares which the Corporation has authority to issue is One Hundred Seventy-Five Thousand (175,000) shares without par value.

      Section 2. Terms. The ownership of the shares of capital stock of the Corporation may be subject to such limitations and restraints on alienation of such shares as shall be provided for by the Code of By-Laws of the Corporation.

      Section 3. Voting Rights. Every holder of capital stock of the Corporation shall have the right, at every shareholders' meeting, to one vote for each share of stock standing in his name on the books of the Corporation, upon all matters submitted to the vote of the shareholders; Provided, that shares of capital stock of the Corporation held of record by the Trustee of The Dalton foundries, Inc. Employees' Stock Ownership Plan shall be voted by the Trustee at the direction of the Nominating Committee as provided for by the Code of By-Laws of the Corporation.

                                   ARTICLE VI

                                 Stated Capital

      The stated capital of the Corporation at the time of the filing of the Amended Articles of Incorporation is at least one thousand dollars ($1,000).

                                   ARTICLE VII

                                    Directors

      Section 1. Number of Directors. The Board of Directors may be fixed from time to time by the Code of By-Laws of the Corporation at any number not less than three.

      Section 2. Name and Post Office Address of the Directors. The names and post office addresses of the directors holding office at the time of the adoption of the Amended Articles are:

Name                            Post Office Address
----                            -------------------
W.M. Dalton                     The Dalton Foundries, Inc.
                                Lincoln & Jefferson Streets
                                Warsaw, IN 46580

Kenneth L. Davidson             The Dalton Foundries, Inc.
                                Lincoln & Jefferson Streets
                                Warsaw, IN 46580

Don I. Brown                    The Dalton Foundries, Inc.
                                Lincoln & Jefferson Streets
                                Warsaw, IN 46580

                                  ARTICLE VIII

                                    Officers

      The names and post office addresses of the President and Secretary of the Corporation are:

Name                       Office        Address
----                       ------        -------
Kenneth L. Davidson        President     The Dalton Foundries, Inc.
                                         Lincoln & Jefferson Streets
                                         Warsaw, IN  46580

Don I. Brown               Secretary     The Dalton Foundries, Inc.
                                         Lincoln & Jefferson Streets
                                         Warsaw, IN  46580

                                   ARTICLE IX

                      Provisions for Regulation of Business
                      and Conduct of Affairs of Corporation

      Section 1. Meetings of Shareholders. Meetings of the shareholders of the Corporation shall be held at such place, within or without the State of Indiana, as may be specified in the respective notices or waivers of notice of, or proxies to represent shareholders at, such meetings. Any action required to be or which may be taken at a meeting of the shareholders may be taken without a meeting if, prior to such action, a consent in writing, setting forth the action so taken, shall be signed by all of the shareholders entitled to vote with respect to the subject matter thereof, and such written consent is filed with the minutes of the proceedings of the shareholders.

      Section 2. Meetings of the Board of Directors. Meetings of the Board of Directors of the Corporation shall be held at such place, within or without the ..state of Indiana, as may be specified in the respective notices, or waivers of notice, of such meetings. Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if, prior to such action, a written consent thereto is signed by all members of the Board or of such committee, as the case may be, and such written consent is filed with the minutes of proceedings of the Board or committee.

      Section 3. Consideration for Shares. Shares of stock may be issued for such an amount of consideration as may be fixed from time to time by the Board of Directors.

      Section 4. Interest of Directors in Contracts. Any contract or other transaction between the Corporation and one or more of its directors, or between the Corporation and any firm of which one or more of its directors are members or employees, or in which they a re interested, or between the Corporation and any corporation or association of which one or more of its directors are shareholders, members, directors, officers, or employee s, or in which they are interested, shall be valid for all purposes, notwithstanding the presence of such director or directors at the meeting of the Board of Directors .of the Corporation which acts upon, or in reference to, such contract or transaction and notwithstanding his or their participation in such action, if the fact of such interest shall be disclosed or known to the Board of Directors and the Board of Directors shall nevertheless authorize, approve or ratify such contract or transaction. This section shall not be construed to invalidate any contract or other transaction which otherwise would be valid under the common or statutory law applicable to such contract or transaction.

      Section 5. Amendment of Code of By-Laws.

      (a) The Board of Directors of the Corporation shall have the power to adopt a Code of By-Laws for the regulation of the conduct of the affairs of the Corporation which is not. inconsistent with the provisions of the Articles of Incorporation and from time to time to revoke, amend, repeal or otherwise modify such Code of By-Laws in whole or in part; Provided, that the power to amend or otherwise modify the provisions of:

      (1) Article II, Section 2.10 of the Code of By-Laws (pertaining to Voting of Stock); and

      (2) Article III, Section 3.05 of the Code of By-Laws (pertaining to Vacancies in the Board of Directors),

shall be vested only in the shareholders and may be exercised by the affirmative votes of the holders of two-thirds of the outstanding shares of capital stock entitled to vote on amendments of the Articles of Incorporation.

      (b) Any amendment or other modification of this Section 5, Article IX, of these Amended Articles of Incorporation may be effected only by the affirmative votes of the holders of two-thirds of the outstanding shares of capital stock entitled to vote on amendments of the Articles of Incorporation.

                                       II

                           MANNER OF ADOPTION AND VOTE

      Section 1. Action by Directors.

      (a) The Board of Directors of the Corporation, at a meeting thereof, duly called, constituted and held on December 26, .1985, at which a quorum of the Board of Directors was present, duly adopted a resolution proposing to the shareholders of the Corporation entitled to vote in respect of the Amended Articles that the provisions and terms of its Articles of Incorporation be amended so as to read as set forth in the Amended Articles, and that the Amended Articles should supersede and take the place of the previously existing Articles of Incorporation; and the Board of Directors called a meeting of such shareholders, to-be held on April 26, 1986, to adopt or reject the Amended Articles.

      Section 2. Action by Shareholders.

      (a) The shareholders of the Corporation entitled to vote with respect to the Amended Articles, at a meeting thereof, duly called, constituted and held on April 26,1986, at which a quorum of the shareholders was present in person or by proxy, adopted the Amended Articles.

      (b) The number of shares entitled to vote in respect of the Amended Articles, the number of shares voted in favor of the adoption of the Amendments, and the number of shares voted against such adoption are as follows:

            Shares Entitled to Vote:   96,035
            Shares Voted in Favor:     72,730
            Shares Voted Against:      166

      Section 3. Compliance With Legal Requirements. The manner of adoption of the Amended Articles, and the vote by which they were adopted, constitute full legal compliance with the provisions of the Act, the Articles of Incorporation, and the Code of By-Laws of the Corporation.

                                       III

                     STATEMENT OF CHANGES MADE WITH RESPECT
                       TO THE SHARES HERETOFORE AUTHORIZED

      Section 1. Shares Previously Authorized. The Corporation had authority to issue, prior to the Amended Articles, an aggregate of 175,000 shares of stock with the par value of $2.00 per share.

      Section 2. Conversion to Shares Without Par Value. The Corporation by the Amended Articles converted the 175,000 authorized shares with par value into shares without par value.

      Section 3. Shares Hereafter Authorized. The shares authorized after giving effect to the Amended Articles consist of 175,000 shares of stock without par value.

      IN WITNESS WHEREOF, the undersigned officers execute these Amended Articles of Incorporation of the Corporation and certify to the truth of the facts stated therein, this 12th day of May, 1986.

                                          /s/ Kenneth L. Davidson
                                       -----------------------------------------
                                       Kenneth L. Davidson
                                       President

                                          /s/ Don I. Brown
                                       -----------------------------------------
                                       Don I. Brown
                                       Secretary

STATE OF INDIANA        )
                        )  SS:
COUNTY OF KOSCIUSKO     )

      I, the undersigned, a Notary Public duly commissioned to take acknowledgments and administer oaths in the State of Indiana, certify that Kenneth L. Davidson and Don I. Brown, the President and. Secretary, respectively, of The Dalton Foundries, Inc., personally appeared before me, acknowledged the execution of the foregoing. Amended Articles of Incorporation, and swore to the truth of the facts therein stated.

      Witness my hand and notarial seal this 12th day of May, 1986.

                                          /s/ John J. Broner
                                       -----------------------------------------
                                       Notary Public
                                       Resident of Kos. County, Indiana

My Commission Expires:

Sept. 29, 1987

                  RESOLUTION OF THE BOARD OF DIRECTORS ELECTING
                     TO BE GOVERNED BY THE INDIANA BUSINESS
                     CORPORATION LAW PRIOR TO AUGUST 1, 1987
                                       OF
                           THE DALTON FOUNDRIES, INC.

The following resolution of the Board of Directors was adopted on November 5, 1986:

RESOLVED, by the Board of Directors of The Dalton Foundries, Inc., that the Corporation hereby adopts the provisions of IC 23-1-18 through 23-1-54 (excepting IC 23-1-18-3, IC 23-1-21 and IC 23-1-53-3) effective on and after December 1, 1986.

                                          /s/ K.L. Davidson
                                       -----------------------------------------
                                       K.L. Davidson
                                       President
                                       The Dalton Foundries, Inc.

                                STATE OF INDIANA
                        OFFICE OF THE SECRETARY OF STATE

                              ARTICLES OF AMENDMENT

To Whom These Presents Come, Greeting:

WHEREAS, there has been presented to me at this office, Articles of Amendment for:

      THE DALTON FOUNDRIES INC

and said Articles of Amendment have been prepared and signed in accordance with the provisions of the

Indiana Business Corporation Law,

as amended.







NOW, THEREFORE, I, JOSEPH H. HOGSETT, Secretary of State of Indiana, hereby certify that I have this day filed said articles in this office.

The effective date of these Articles of Amendment is July 20, 1993.

                   (SEAL) In Witness Whereof, I have hereunto set my hand and affixed the seal of the State of Indiana, at the City of Indianapolis, this Twentieth day of July, 1993


                                       -----------------------------------------
                                       JOSEPH H. HOGSETT, Secretary of State

                                       By
                                         ---------------------------------------
                                                                          Deputy

                          ARTICLES OF AMENDMENT OF THE
                          ARTICLES OF INCORPORATION OF
                           THE DALTON FOUNDRIES, INC.

      The undersigned officer of The Dalton Foundries, Inc. (the "Corporation"), a corporation existing pursuant to the provisions of the Indiana Business Corporation Law as amended from time to time (the "Law"),desiring to effect an amendment of its Articles of Incorporation, executes the following Articles of
Amendment:

                                    ARTICLE I

                                 IDENTIFICATION

      The Corporation is The Dalton Foundries, Inc., incorporated February 27, 1923. Its name is not changed by the amendment.

                                   ARTICLE II

                              TEXT OF THE AMENDMENT

      The text of Article V, Section 1 of the Articles of Incorporation as amended is:

                                    ARTICLE V

                                     Shares

      Section 1. Number Authorized.

      The total number of shares which the Corporation has authority to issue is One Million Seven Hundred Fifty Thousand (1,750,000) shares without par value.

                                   ARTICLE III

                           DATE AND MANNER OF ADOPTION

      Section 3.1. Date of Adoption. The amendment was adopted April 16, 1993, and is effective upon the filing of these Articles of Amendment with the Secretary of State.

      Section 3.2. Action by Directors. The Board of Directors of the Corporation duly adopted a resolution amending the terms and provisions of
Article V, Section 1 of the Articles of Incorporation, by vote of the Board of Directors at a meeting held on April 16, 1993, at which a quorum of the Board was present. At the same time, by resolution, the Board of Directors changed each issued and unissued authorized share into ten (10) shares.

      Section 3.3. Compliance With the Law. As authorized by I.C. 23-1-38-2(4), the Board of Directors adopted the amendment without shareholder action, and shareholder action was not required. The manner of the adoption of the amendment constitutes full compliance with .the Law and the Corporation's Articles of Incorporation.

      EXECUTED this 15th day of July, 1993.

                                          /s/ Don I. Brown
                                       -----------------------------------------
                                       Don I. Brown, Secretary
                                       The Dalton Foundries, Inc.

                                STATE OF INDIANA
                        OFFICE OF THE SECRETARY OF STATE

                              ARTICLES OF AMENDMENT

To Whom These Presents Come, Greeting:

WHEREAS, there has been presented to me at this office, Articles of Amendment for:

                            THE DALTON FOUNDRIES INC

and said Articles of Amendment have been prepared and signed in accordance with the provisions of the Indiana Business Corporation Law; as amended.



NOW, THEREFORE, I, SUE ANNE GILROY, Secretary of State of Indiana, hereby certify that I have this day filed said articles in this office.



The effective date of these Articles of Amendment is July 25, 1996.



                                       In Witness Whereof, I have hereunto set
                                       my hand and affixed the seal of the State of Indiana, at the City of Indianapolis, this Twenty-fifth day of July, 1996.

                          ARTICLES OF AMENDMENT OF THE
                          ARTICLES OF INCORPORATION OF
                           THE DALTON FOUNDRIES, INC.

      The undersigned officer of The Dalton Foundries, Inc. (the "Corporation"), a corporation existing pursuant to the provisions of the Indiana Business Corporation Law as amended from time to time (the "Law"),desiring to effect an amendment of its Articles of Incorporation, executes the following Articles of
Amendment:

                                    ARTICLE I

                                 IDENTIFICATION

      The Corporation is The Dalton Foundries, Inc., incorporated February 27, 1923. Its name is not changed by the amendment.

                                   ARTICLE II

                              TEXT OF THE AMENDMENT

      The text of Article V, Section 1 of the Articles of Incorporation as amended is:

                                    ARTICLE V

                                     Shares

      Section 1. Number Authorized.

      The total number of shares which the Corporation has authority to issue is Eight Million Seven Hundred Fifty Thousand (8,750,000) shares without par value.

                                   ARTICLE III

                           DATE AND MANNER OF ADOPTION

      Section 3.1. Date of Adoption. The amendment was adopted July 17, 1996, and is effective August 1, 1996.

      Section 3.2. Action by Directors. The Board of Directors of the Corporation duly adopted a resolution amending the terms and provisions of
Article V, Section 1 of the Articles of Incorporation, by vote of the Board of Directors at a meeting held on July 17, 1996, at which a quorum of the Board was present. At the same time, by resolution, effective August 1, 1996 the Board of Directors changed each issued and unissued authorized share into five (5) shares.

      Section 3.3. Compliance With the Law. As authorized by I.C. 23-1-38-2(4), the Board of Directors adopted the amendment without shareholder action, and shareholder action was not required. The manner of the adoption of the amendment constitutes full compliance with the Law and the Corporation's Articles of Incorporation.

      EXECUTED this 22nd day of July, 1996.

                                          /s/ Don I. Brown
                                       -----------------------------------------
                                       Don I. Brown, Secretary
                                       The Dalton Foundries, Inc.

                                STATE OF INDIANA
                        OFFICE OF THE SECRETARY OF STATE

                              ARTICLES OF AMENDMENT

To Whom These Presents Come, Greeting:

WHEREAS, there has been presented to me at this office, Articles of Amendment for:

                            THE DALTON FOUNDRIES INC

and said Articles of Amendment have been prepared and signed in accordance with the provisions of the Indiana Business Corporation Law, as amended.

The name of the corporation is as follows:

                               DALTON CORPORATION

NOW, THEREFORE, I, SUE ANNE GILROY, Secretary of State of Indiana, hereby certify that I have this day filed said articles in this office.



The effective date of these Articles of Amendment is May 07, 1997.

                                       In Witness Whereof, I have hereunto set
                                       my hand and affixed the seal of the State of Indiana, at the City of Indianapolis, this Seventh day of May, 1997.

ARTICLES OF AMENDMENT OF THE                     Provided by:  JOSEPH H. HOGSETT
ARTICLES OF INCORPORATION                          SECRETARY OF STATE OF INDIANA
State Form 38333 (R6 / 12-93)                   302 W. WASHINGTON ST., ROOM E018
Approved by State Board of Accounts 1988                 INDIANAPOLIS, IN  46204
                                                      TELEPHONE:  (317) 232-6576

INSTRUCTIONS: Use 8 -1/2 x 11 inch                Indiana Code 23-1-38-1 et seg.
              white paper for inserts.                         FILING FEE $30.00
              Filing requirements - Present
              original and one copy to address
              in upper right hand corner of
              this form.


                          ARTICLES OF AMENDMENT OF THE
                          ARTICLES OF INCORPORATION OF:

      The Dalton  Foundries, Inc.

The undersigned officers of:

      The Dalton Foundries, Inc.

(hereinafter referred to as the "Corporation") existing pursuant to the provisions of: (indicate appropriate act)

X Indiana Business Corporation Law

as amended (hereinafter referred to as the "Act"), desiring to give notice of corporate action effectuating amendment of certain provisions of its Articles of Incorporation, certify the following facts:

                             ARTICLE I AMENDMENT(S)

SECTION 1 The date of incorporation of the corporation is:

      February 27, 1923

SECTION 2 The name of the corporation following this amendment to the Articles of Incorporation is:

      Dalton Corporation

SECTION 3

The exact text of Article(s)                    I                    of the
                             ---------------------------------------
Articles of Incorporation is now as follows:

                                    Article I
                                      Name

               The name of the Corporation is Dalton Corporation.

(SEAL:)
RECEIVED
CORPORATIONS DIV.
97MAY-7 AM 11:04
SUE ANNE GILROY

Section 4 Date of each amendment's adoption:

      April 18, 1997

                         (Continued on the reverse side)



                                       27